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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Speizman Industries, Inc. (the "Company") for the year ended June 29, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Robert S. Speizman, Chairman of the Board and President (Principal Executive Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, as of the date hereof, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 27, 2002



                                         By: /s/ Robert S. Speizman
                                             -----------------------------------
                                             Robert S. Speizman
                                             Chairman of the Board and President
                                             (Principal Executive Officer)